EARNINGS PER SHARE (Details) - USD ($) $ / shares in Units, $ in Thousands	6 Months Ended
	Jun. 30, 2024	Jun. 30, 2023
Earnings Per Share [Abstract]
Net income for the period	$ 55,059	$ 55,547
Weighted average number of ordinary shares (in shares)	53,791,329	53,682,140
Share options (in shares)	228,642	262,856
Weighted average number of ordinary shares (in shares)	54,019,971	53,944,996
Basic (in USD per share)	$ 1.02	$ 1.03
Diluted (in USD per share)	$ 1.02	$ 1.03